BANGKOK METROPOLITAN BANK PUBLIC COMPANY LIMITED

                  No. 2 Chalerm Khet 4 Road, Bangkok Metropolis

                              Tel. 2230561, 2259999

                                                               L/G No. L 41-0999

                                                              14 December 1999


Re                Extension of Validity of Letter of Guarantee

To                Governor, Airports Authority of Thailand

Whereas the Bank has issued the Letter of Guarantee No. L 41-0999 dated 9 December 1998 for an amount not exceeding Baht 175,478,009.30 (One Hundred Seventy-Five Million Four Hundred Seventy-Eight Thousand and Nine Baht and Thirty Satang) to Airports Authority of Thailand in respect of King Power Duty Free Co., Ltd. having received permission for operating business of selling duty free goods and leasing the premises at the Bangkok International Airport and the regional airports according to the Contract No. 6-04/2539 dated 6 March 1996, and the said Letter of Guarantee will expire on 31 December 1999,

Now, King Power Duty Free Co., Ltd. has requested the Bank to extend validity of the said Letter of Guarantee for a period of one year. Therefore, by means of this letter, Bangkok Metropolitan Bank Public Company Limited hereby confirm that the validity period of the above Letter of Guarantee has been extended to 31 December 2000, in the amount and under the conditions as previously. As evidence of this guarantee, Bangkok Metropolitan Bank Public Company Limited hereunder sign our names in the presence of witnesses.

                               Yours respectfully,

              For Bangkok Metropolitan Bank Public Company Limited

 - signed -               Guarantor     - signed -                   Guarantor
(Miss Nipapan Ekintumat)               (Mr. Pongcharoen Sanguansak)
Deputy Director, Debt and               Director, Debt and Securities Department
Securities Department

- signed -                Witness       - signed -                   Witness
(Mr. Pornthep Yapramat)                (Mr. Prapat Ungcharoen)